UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2005

Dollar General Corporation
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 14, 2005, Dollar General Corporation (the “Company”) entered into a Letter Agreement, attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, with Cal Turner, Jr. regarding his intended retirement from the Company. Mr. Turner, who beneficially owns in excess of 5% of the Company’s outstanding common stock, has served as an employee advisor to the Board since June 2003. Prior to that, Mr. Turner served as the Chairman (from January 1989 to June 2003) and Chief Executive Officer (from 1977 to November 2002). The effective date of Mr. Turner’s retirement is October 31, 2005 (the “Effective Date”). Pursuant to federal law, Mr. Turner has the right to revoke this Agreement through October 21, 2005.

The Letter of Agreement provides for the following, upon the Effective Date:

•

Naming Mr. Turner Honorary Chairman Emeritus of the Company.

•

A lump sum payment to Mr. Turner of $1 million payable before December 31, 2005.

•

Reimbursement to Mr. Turner of up to $100,000 for legal and/or consulting costs and fees in connection with the negotiation and preparation of the Letter Agreement.

•

A gross up for Mr. Turner to cover any federal income taxes and payroll tax withholdings resulting from the payment, compensation or other benefits referenced in the Letter Agreement.

•

Transfer to Mr. Turner of ownership of his Company provided car (a 2004 Audit A-8).

•

Transfer of Mr. Turner’s Tennessee Titans season tickets to the Company, which the Company will renew for at least the 2006-2009 football seasons and a portion of which the Company will give to Mr. Turner for at least 8 games per season.

•

Use for one year of the Company’s voicemail system.

•

Service by Mr. Turner for at least a 3-year term as Chairman of the Board and President of the Dollar General Literacy Foundation, a non-profit, public benefit, charitable organization, committed to increasing the functional literacy of adults, families and children by providing grants to other non-profit organizations committed to the advancement of literacy, and the Company’s provision of an office and necessary administrative support for this position.

•

A 3-year non-compete agreement.

•

Provisions regarding the Company’s continued commitment to adult and family literacy programs, Mr. Turner’s right to remove personal possessions from Company property, and the waiver and release of any and all known and unknown claims against the Company.

The foregoing summary is qualified in its entirety by the full text of the Letter Agreement attached as Exhibit 99.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	Letter Agreement dated October 14, 2005.

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